UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2026

ImmunityBio, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37507	43-1979754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3530 John Hopkins Court
San Diego, California 92121
(Address of principal executive offices, including zip code)
(844) 696-5235
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	IBRX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 9, 2026, ImmunityBio, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 1,047,345,861 shares of our common stock, par value $0.0001 per share (“Common Stock”) outstanding as of April 13, 2026, 885,167,059 shares of Common Stock were represented, either by attending the Annual Meeting virtually or by proxy, constituting (i) a quorum under the Company’s bylaws and (ii) approximately 85% of the outstanding shares of Common Stock entitled to vote. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.
1.Election of Nine Directors. The following nominees were re-elected by the holders of our Common Stock to serve as directors for a one year term expiring at the 2027 annual meeting of stockholders based on the following results of voting. Each director’s term continues until the election and qualification of his or her successor, or until his or her earlier retirement, resignation, disqualification, removal, or death.

Nominee	Votes “For”	Votes “Withheld”	“Broker Non-Votes”

Patrick Soon-Shiong, M.D.	714,631,732	19,014,153	151,521,174
Cheryl L. Cohen	731,554,649	2,091,236	151,521,174
Richard Adcock	731,960,821	1,685,064	151,521,174
Michael D. Blaszyk	722,575,150	11,070,735	151,521,174
Wesley Clark	729,527,285	4,118,600	151,521,174
Linda Maxwell, M.D.	717,976,024	15,669,861	151,521,174
Christobel Selecky	722,387,537	11,258,348	151,521,174
Barry J. Simon, M.D.	731,770,436	1,875,449	151,521,174
Bruce Wendel	732,149,734	1,496,151	151,521,174
2.Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified by our stockholders based on the following results of voting:

Votes “For”	Votes “Against”	Abstentions	“Broker Non-Votes”

882,420,139	1,675,960	1,070,960	—

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNITYBIO, INC.

Date: June 10, 2026	By:	/s/ David C. Sachs
David C. Sachs
Chief Financial Officer